                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
   -----------------------------------------------------------------------------


                           CROWN LABORATORIES, INC.
                 ----------------------------------------------
                 Name of Registrant as Specified in Its Charter

                                      N/A
       ------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, if Other Than Registrant


   -----------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[_]  Fee Paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           CROWN LABORATORIES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON SEPTEMBER 16, 1997

TO THE SHAREHOLDERS:

  The Annual Meeting of the Shareholders of CROWN LABORATORIES, INC., will be held at the Monte Carlo Resort and Casino, 3770 Las Vegas Blvd. South, Las Vegas, Nevada 89109, on September 16, 1997, at 10:00 a.m. local time, for the following purposes:

  (1) To approve amendments to the Certificate of Incorporation which create a classified Board of Directors, provide for removal of members of the Board of Directors from office only for cause, and effect related matters.

  (2) To elect seven members to the Board of Directors to serve staggered three-year terms of office and, in any event, until their respective successors shall be elected and qualified.

  (3) To approve amendments to the Certificate of Incorporation to remove the designations of the Company's Series A and Series B Preferred Stock.

  (4) To approve the Crown Laboratories, Inc. 1997 Incentive Plan;

  (5) To transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on August 20, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. For ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose germane to the Meeting during ordinary business hours at the Company's executive offices, located at 6780 Caballo Street, Las Vegas, Nevada 89119.

All shareholders are invited to attend the Meeting in person.

                                       By Order of the Board of Directors

                                       Craig E. Nash
                                       Chairman of the Board

Las Vegas, Nevada August 22, 1997

                                   IMPORTANT

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                           CROWN LABORATORIES, INC.
                              6780 CABALLO STREET
                              LAS VEGAS, NV 89119

                                PROXY STATEMENT

    FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 1997

  The enclosed proxy is solicited by and on behalf of the Board of Directors ("Board") of Crown Laboratories, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on September 16, 1997, at the Monte Carlo Resort and Casino, 3770 Las Vegas Blvd. South, Las Vegas, Nevada 89109, at 10:00 a.m. local time.

  The Company's executive offices are located at 6780 Caballo Street, Las Vegas, Nevada 89119, telephone number (702) 696-9300. It is expected that this Proxy Statement, the Notice of the Annual Meeting and accompanying proxy card will first be mailed to shareholders on or about August 22, 1997.

  In addition to the election of the members of the Board ("Proposal Two"), the shareholders are being asked to approve amendments to the Company's Certificate of Incorporation ("Proposal One"). On August 7, 1997, the Company's Board passed resolutions declaring the advisability of amendments to the Certificate of Incorporation (the "Classified Board Amendments"). The Board believes that the Classified Board Amendments, which, among other things, provide that the members of the Board will be divided into one or more "classes" of directors and that members of the Board may be removed from office only for cause, are advisable at this time. The shareholders are also being asked to approve amendments to the Company's Certificate of Incorporation to remove the designations of the Company's Series A and Series B Preferred Stock ("Proposal Three," see Appendix A). The Company intends to restate its Certificate of Incorporation after the foregoing Certificate amendments are adopted.

  As detailed below, the proposed Classified Board Amendments are designed to protect the Company from unfair attempts by third parties to take control of the Company which are not in the best interests of all of the Company's shareholders. In this regard, the Classified Board Amendments will complement the Company's Shareholder Rights Plan, adopted in May 1997. As more fully discussed below, the Board believes that adoption of the Classified Board Amendments at this time is in the best interests of the Company and the shareholders. Accordingly, the Company hereby submits the Classified Board Amendments to the shareholders for their approval and recommends that the shareholders vote "FOR" adoption of the Classified Board Amendments.

  In addition to the Proposals described above, the Board adopted resolutions on August 21, 1997 adopting the Company's 1997 Incentive Plan (the "1997 Plan"), subject to shareholder approval. The 1997 Plan, summarized in Proposal Four below, will provide the Company with the ability to devise stock-based, cash-based or performance-based incentive programs which are responsive to the demands of the marketplace without unduly diluting shareholder interests. Upon shareholder approval of the 1997 Plan, the Company's 1992 Stock Option Plan (the "Current Plan") will be terminated, except to the extent grants of options were made thereunder. As more fully discussed below, the Board believes that adoption of the 1997 Plan is in the best interests of the Company and the shareholders. Accordingly, the Company hereby submits the 1997 Plan to the shareholders for their approval and recommends that the shareholders vote "FOR" its adoption.

  Reference is made to the Company's Annual Report on Form 10-KSB, 10-KSB/A1 and 10-KSB/A2 for the fiscal year ended December 31, 1996, a copy of which is enclosed herewith, for information concerning the Company, its common stock, par value $.001 per share ("Common Stock"), the beneficial ownership of the Common Stock by the principal holders thereof, and the market for the Company's Common Stock.

                INFORMATION CONCERNING SOLICITATION AND VOTING

  Shareholders are requested to complete, date and sign the accompanying proxy card and return it promptly to the Company. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with the Secretary of the Company a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date. Written requests revoking a proxy should be directed to: Corporate Secretary, Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, NV 89119. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposals contained therein.

  The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of Common Stock. In addition to the use of the mail, directors, officers, regular employees and certain shareholders of the Company may solicit proxies personally, by telephone, telegraph or by telecopy.

  The Board will present for a vote at the Annual Meeting the following matters (i) the approval of amendments to the Company's Certificate of Incorporation to, among other things, create a Classified Board and provide for removal of members of the Board only for cause (Proposal One), (ii) the election of seven members to the Board to serve staggered three-year terms of office (Proposal Two), (iii) the approval of amendments to the Company's Certificate of Incorporation to remove the designations of the Company's Series A and Series B Preferred Stock (Proposal Three), (iv) the approval of the Crown Laboratories, Inc. 1997 Incentive Plan (Proposal Four), and (v) to transact such other business and take action upon any and all matters that may properly come before the meeting or any adjournment thereof.

SHAREHOLDERS' VOTING RIGHTS

  Only holders of record of the Company's Common Stock, at the close of business on August 20, 1997, will be entitled to notice of, and to vote at, the Annual Meeting. As of August 20, 1997, there were 20,063,912 shares of Common Stock outstanding. Neither the Company's Certificate of Incorporation nor its By-laws provide for cumulative voting rights with respect to any of the matters contained in this Proxy Statement. No other class of equity security of the Company, including the Company's Series E Preferred Stock, is entitled to vote on the Proposals set forth in this Proxy Statement.

VOTES REQUIRED FOR APPROVAL

  As provided by the Company's Certificate of Incorporation, By-laws and applicable Delaware law, each share of the Company's Common Stock entitles its holder to one vote on any matter that properly comes before the shareholders of the Company and requires a vote of the shareholders.

  With respect to Proposals One (the Classified Board Amendments) and Three (additional amendments to the Certificate of Incorporation), assuming a quorum is present, the affirmative vote of the holders of a majority of the Company's outstanding Common Stock entitled to vote is required for approval of each Proposal. With respect to Proposal Two, the election of directors, assuming a quorum is present, the seven candidates receiving the highest number of votes are elected. With respect to Proposal Four (the Company's 1997 Incentive
Plan), assuming a quorum is present, the affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting, will be necessary to approve the 1997 Plan. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of Common Stock. Subject to the right of revocation, all proxies duly executed will be voted in accordance with the specifications on the proxy card. If no specification is made, proxies will be voted in favor of each of the Proposals.

  Abstentions will be counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to a proposal. Shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the absence or presence of a quorum; however, Broker Shares that are not voted on any matter will not be included in determining the total number of votes cast on the matter. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present).

  Messrs. Craig E. Nash, Scott O. Nash and Christopher C. Demetree are the Company's (i) Chairman of the Board and Chief Executive Officer, (ii) President and (iii) Secretary and National Account Executive, respectively. Messrs. Nash, Nash and Demetree directly own, in the aggregate, 29.32% of the Company's outstanding Common Stock as of the date of this Proxy Statement. On June 13, 1997, Christopher Demetree and certain family members filed a
Schedule 13D, indicating that certain of Mr. Demetree's family members have granted proxies covering an additional 1.2% of the Company's outstanding Common Stock to Mr. Demetree, giving him the right to vote such shares. Christopher Demetree has advised the Company that he will vote all shares directly owned, or subject to such proxies, in favor of the director nominees named in this Proxy Statement, in favor of the proposed Classified Board Amendments, in favor of the other proposed amendments to the Certificate of Incorporation and in favor of the adoption of the 1997 Plan. In addition, Messrs. Craig and Scott Nash have advised the Company that they will vote all of the shares directly owned by each of them in favor of the director nominees named in this Proxy Statement, in favor of the proposed Classified Board Amendments, in favor of the other proposed amendments to the Certificate of Incorporation and in favor of the adoption of the 1997 Plan.

                   MATTERS TO BE ACTED UPON BY SHAREHOLDERS

                                 PROPOSAL ONE

  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CREATE A CLASSIFIED BOARD, PROVIDE FOR REMOVAL OF ITS MEMBERS FROM OFFICE ONLY FOR CAUSE, AND EFFECT RELATED MATTERS.

OPERATION OF, AND REASONS FOR, THE CLASSIFIED BOARD AMENDMENTS

  The Board has approved and declared advisable amendments to the Certificate of Incorporation to classify the Board and to effect related matters.

  Among other things, the Certificate of Incorporation would be amended (i) to classify the Board into three classes as nearly equally as possible, each of which, after an interim arrangement, will serve for three years with one class being elected each year; (ii) to provide that directors may be removed only for cause and only with the approval of the holders of at least 66-2/3% of the voting power of all shares entitled to vote for the election of directors, voting as a single class; (iii) to provide that any vacancy on the Board may be filled by the majority of directors then in office, even though less than a quorum, and that members of each class shall hold office until their successor has been duly elected and qualified; and (iv) to set the minimum and maximum number of directors on the Board, at three and eleven, respectively (collectively, the "Classified Board Amendments"). The full text of the Classified Board Amendments is set forth in Appendix A hereto.

  The Classified Board Amendments are being presented to the shareholders as a single proposal. As more fully discussed below, the Board believes that these amendments, taken together, will increase the likelihood of continuity and stability in the composition of the Board and in the policies formulated by the Board, and, at the same time, effectively reduce the possibility that a third party could, in the future, effect or threaten to effect a sudden or surprise change in majority control of the Company's Board without the approval of the incumbent Board.

  Delaware law permits, but does not require, a classified board of directors whereby the directors are divided into as many as three classes with staggered terms of office and only one class of directors stands for election each year. If Proposal One is approved, the classified Board would be divided into three classes designated Class I, Class II and Class III. The initial term of office for members of Class I will expire at the annual meeting of shareholders in 1998; the initial term of office for members of Class II will expire at the annual meeting of shareholders in 1999; and the initial term of office for members of Class III will expire at the annual meeting of shareholders in 2000. As a result, shareholders will elect approximately one-third of the Board at each annual meeting. Proposal Two of this Proxy Statement addresses which directors will serve in each of the three classes.

  The Board believes that a classified Board will permit it to focus more effectively on Board composition and continuity and facilitate the passing of experience and institutional knowledge from existing Board members to new Board members. In addition, the Board believes that a classified Board would effectively reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board. A classified Board would permit the Board and management sufficient time to review an acquisition proposal made by a third party, consider alternatives and pursue, if possible, a better transaction for shareholders. Without a classified Board, the possibility that an acquirer of a significant or controlling interest in the Company would be able to replace the Board and management would undercut the Company's ability to negotiate effectively.

  With respect to the removal of directors and the filling of vacancies, the Classified Board Amendments will restrict the ability of a third party to remove incumbent directors and simultaneously gain control of the Board by filling the vacancies created by removal with its own nominees. The Company's By-laws currently contain a similar provision for removal of directors and the filling of vacancies. However, since the By-laws may be amended by the affirmative vote of a majority of the votes represented by the issued and outstanding shares of the Company entitled to vote at a meeting called for such purpose, these provisions would not adequately ensure the continuity and stability of the Board.

  Because the Classified Board Amendments will increase the amount of time required for a takeover bidder to obtain control without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, these amendments could discourage certain tender offers that shareholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price above the current market price, these amendments could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling shareholders to sell their shares at a price higher than which would otherwise prevail. In addition, the Classified Board Amendments could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Finally, because the Board has the power to retain and discharge management, these amendments could have the effect of perpetuating incumbent management.

  The foregoing summary of Proposal One is qualified in its entirety by reference to the full text of the Classified Board Amendments as set forth in Appendix A.

VOTE REQUIRED

  Approval of the Classified Board Amendments requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL ONE

                                   * * * * *

                                 PROPOSAL TWO

                             ELECTION OF DIRECTORS

  Seven directors, constituting the entire Board, are to be elected at the Annual Meeting to hold office for the terms set forth below, and in each case, until their respective successors have been elected and shall qualify. Subject to the approval by the shareholders of the Classified Board Amendments, the Company's Board will automatically, without further action by the shareholders, be classified as set forth in the following table:

    CLASS                          TERM                       NAME OF DIRECTOR
    -----         --------------------------------------- ------------------------
   Class I        Term expires at the 1998 Annual Meeting  Dr. Linda Carrick and
                                                               Lee A. Hooker
   Class II       Term expires at the 1999 Annual Meeting  Herbert G. Altman and
                                                            Arthur M. Berkowitz
   Class III      Term expires as the 2000 Annual Meeting Christopher C. Demetree,
                                                               Craig E. Nash,
                                                             and Scott O. Nash

  Beginning with the Company's Annual Meeting in 1998, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term.

  Once a classified Board is established, the Company's Certificate of Incorporation and applicable Delaware law will operate to permit the shareholders to remove directors from office only for cause, at a meeting of shareholders called for that purpose, but only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class (See "Proposal One").

  It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board does not anticipate that any nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board may designate. There is no cumulative voting for the election of members of the Board.

The following table sets forth information with respect to nominees:

NAME             AGE                         PRINCIPAL OCCUPATION                         DIRECTOR SINCE
----             ---                         --------------------                         --------------
Craig E. Nash     43  Chairman of the Board and Chief Executive Officer                        1980*
Scott O. Nash     43  Vice Chairman of the Board and President of the Company                  1980*
Christopher C.    33  Director of National Accounts of the Company, Vice President             1992
Demetree               of Demetree Brothers, Inc.
Lee A. Hooker     51  Owner and Chief Executive Officer of American Benefits                   1994
                       Counselor/Hooker Associates
Arthur M.         56  Agent for The Equitable Life Assurance Society of the United States      1994
Berkowitz
Linda Carrick,    43  Clinical Director, Surgical Nursing for the Hospital of the              1994
Ph.D.                  University of Pennsylvania
Herbert G. Alt-   60  Senior Vice President, Chief Financial Officer, Director
man                    Spectro Industries, Inc.

--------
* Includes the Company's predecessors.

  CRAIG E. NASH has been the Chairman of the Board and Chief Executive Officer of the Company since September 1991 and has held such position or similar positions since February 1980. He also is the Senior Marketing Executive of the Company. Mr. Nash has sixteen years experience in pharmaceutical and food-products marketing. Mr. Nash attended the University of Southern California.

  SCOTT O. NASH has been President and Vice Chairman of the Board of the Company since September 1991 and has held these or similar positions since February 1980. Mr. Nash has sixteen years experience in pharmaceutical and food-products manufacturing and operations. Mr. Nash attended the University of Southern California. Messrs. Craig and Scott Nash are twin brothers.

  CHRISTOPHER C. DEMETREE has been a Director of the Company since December 1992 and prior to that a major investor in the Company. Mr. Demetree is a National Accounts Executive for Crown and prior to that was Vice President of Demetree Brothers, Inc., a Florida-based fully-integrated property management and investment company, and was responsible for many aspects of the management of Demetree Brothers, Inc. His duties primarily include planning and developing real estate developments, including permits, sales pro formas and construction budgets. Mr. Demetree holds a B.S. degree in Industrial Management from Georgia Institute of Technology.

  LEE A. HOOKER became a director of the Company in February 1994. Mr. Hooker is the owner and Chief Executive Officer of American Benefits Counselor/Hooker Associates, a brokerage firm for employee benefits to the healthcare industry. He has been involved with the medical industry for more than twenty-five years. Mr. Hooker holds a B.S. in Business Administration from Columbia Union College and an M.S. in Business Administration from Pepperdine University.

  ARTHUR M. BERKOWITZ became a director of the Company in June 1994. Mr. Berkowitz has been an agent for the Equitable Life Assurance Society of the United States for the past 18 years. He is currently a Benefits Consultant to many large corporations. Mr. Berkowitz was an engineer with The General Electric Company for 12 years. Mr. Berkowitz is a life member of the Million Dollar Round Table, a Director of the Philadelphia Friends of ALS, and comptroller of the Germantown Jewish Centre of Philadelphia. Mr. Berkowitz has a B.S. degree in Mathematics from St. Lawrence University and B.Ae and M.Ae in Aeronautical Engineering from Rensselaer Polytechnic Institute.

  DR. LINDA CARRICK, PH.D. became a director of the Company in June 1994. Dr. Carrick has been in the nursing field since 1975. She has been Clinical Director, Surgical Nursing for the Hospital of the University of Pennsylvania, where she also served as interim Vice President of Nursing. She is a member of several professional organizations, including the American Association of Critical Care Nursing, The Nursing Association, Association of Nurse Executives, and the American Society of Parenteral and Enteral Nutrition. She also completed a Wharton Nurse Executive Fellowship. Dr. Carrick holds a B.S. degree in Nursing from Villanova University, an M.S. degree in Surgical, Cardiovascular Nursing and a Ph.D. in Healthcare from The University of Pennsylvania. From September 1995 to the present Dr. Carrick has been an Assistant Professor at the University of Pennsylvania.

  HERBERT G. ALTMAN subject to approval by the shareholders, will become a director of the Company in September, 1997. Mr. Altman is a consultant and private investor. He has been active in the pharmaceutical distribution business, serving as Senior Vice President, Chief Financial Officer, and Director of Spectro Industries, Inc., an American Stock Exchange company for 17 years and for 5 years, as Vice President, Finance of McKesson Drug Company, Jenkintown, a division of McKesson Corporation. Prior thereto, he was active as a partner in a Philadelphia-based Certified Public Accounting firm. Mr. Altman holds a B.S. Degree from the Wharton School of Finance.

DIRECTORS' REMUNERATION

  Each of the current outside members of the Board, Vincent Casella, Lee A. Hooker, Arthur M. Berkowitz, and Dr. Linda Carrick, Ph.D., have received options to purchase 50,000 shares of Common Stock at exercise prices ranging from $1.275 to $2.50 per share. Of the options received, options to purchase 25,000 shares of Common Stock vested immediately and options to purchase 25,000 shares of Common Stock will vest on different schedules ranging between the thirteenth to the twenty-third month of their term. Additionally, Lee A. Hooker, Arthur M. Berkowitz, Dr. Linda Carrick, and Myles Cane, a former director, have received options to purchase 10,000 shares of Common Stock at an exercise price of $2.44 per share and Vincent Casella have received options to purchase 50,000 shares of Common Stock at an exercise price of $1.275 per share.

  Additionally, beginning on July 27, 1995, Arthur Berkowitz receives $1,500 per month, for serving as Chairman of the Audit Committee of the Company's Board.

  Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than ten percent of the registered class of the Company's equity securities to file various reports with the Securities Exchange Commission and the American Stock Exchange, Inc. concerning the holdings of and transactions in the Common Stock and other equity securities of the Company. Copies of these filings must be furnished to the Company. Based on a review of the copies of such forms furnished to the Company, and written representations from the Company's directors and executive officers, the Company believes that Mr. Craig Nash filed his May and December 1996 Form 4 Statement after the required filing date. The Company believes that Mr. Christopher Demetree filed his June 1996 Form 4 after the required filing date. The Company believes that Arthur Berkowitz, Lee A. Hooker and Dr. Linda Carrick filed their September 1996 Form 4 Statements after the required filing date.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTING THE NOMINEES

                                  * * * * * *

                                PROPOSAL THREE

  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE THE DESIGNATIONS OF THE COMPANY'S SERIES A AND SERIES B PREFERRED STOCK.

  On August 7, 1997, the Board adopted resolutions declaring the advisability of amendments to the Company's Certificate of Incorporation to delete Articles Five and Six, the designations of the Company's Series A and Series B preferred stock, in their entirety. Since the designation of the Series A and Series B series of preferred stock, no shares of either Series A or Series B preferred stock have been issued by the Company. The Board has determined not to issue any shares of such series of preferred stock in the future and, therefore, has resolved to delete the designations of Series A and Series B preferred stock from the Company's Certificate of Incorporation, subject to shareholder approval. Accordingly, the Company hereby submits the amendments set forth in Appendix A to the shareholders for their approval and recommends that the shareholders vote "FOR" adoption of the proposed amendments.

VOTE REQUIRED

  Approval of Proposal Three requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL THREE

                                  * * * * * *

                                 PROPOSAL FOUR

         APPROVAL OF THE CROWN LABORATORIES, INC. 1997 INCENTIVE PLAN

GENERAL

  On August 21, 1997, the Board unanimously adopted the Company's 1997 Incentive Plan (the "1997 Plan"), subject to shareholder approval. The Board believes that, in order to attract, retain and reward valuable personnel, it is important for the Corporation to adopt a more flexible, long-term incentive plan, which is both competitive with, and responsive to, rapidly changing industry standards. In recent years, innovative and sophisticated types of incentive Options and Awards have been created and utilized by other companies to enhance the effectiveness of their compensation programs. The 1997 Plan will provide the Company with the ability to devise stock-based, cash-based or performance-based incentive programs which are responsive to the demands of the marketplace without unduly diluting shareholder interests.

  The principal provisions of the 1997 Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 1997 Plan, a copy of which is attached hereto as Appendix B. Terms not defined herein shall have the meanings set forth in the 1997 Plan.

PURPOSE

  The purpose of the 1997 Plan is to strengthen the Company by providing an incentive to its employees, officers, consultants and directors through the granting or awarding of incentive and nonqualified stock options, stock appreciation and dividend equivalent rights, restricted stock, Performance Units, and Performance shares to employees, officers, employee directors, consultants and advisors and the granting of options to non-employee directors of the Company (collectively or individually, "Options and Awards"), thereby encouraging them to devote their abilities and energies to the success of the Company. Upon shareholder approval of the 1997 Plan, the Company's 1992 Stock Option Plan (the "Current Plan") will be terminated, except to the extent grants of options were made thereunder.

ADMINISTRATION

  The 1997 Plan is to be administered by a committee consisting of at least two directors of the Company (the "Committee"), and it may be administered by the entire Board. If the Committee consists of less than the entire Board, each member will be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 Act (the "1934 Act"). To the extent necessary for any Option or Award to qualify as performance-based compensation under Section 162(m) of the Code, each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

  Each Option or Award under the 1997 Plan will be evidenced by an agreement that sets forth the terms of the grant. Under the 1997 Plan, the Committee has the authority to, among other things: (i) select the Eligible Individuals to whom Options and Awards will be granted, (ii) determine the type, size and the terms and conditions of Options and Awards and (iii) establish the term for treatment of Options and Awards upon a termination of employment.

SHARES AVAILABLE FOR ISSUANCE

  Under the 1997 Plan, 5,000,000 Shares will be available for the grant of Options and Awards to Eligible Individuals. In the event of any Change in Capitalization (as defined in the 1997 Plan), however, the Committee may adjust the maximum number and class of Shares with respect to which Options and Awards may be granted, the number and class of Shares which are subject to outstanding Options and Awards and the purchase price thereof. Of the total number of Shares allotted under the Plan, not more than one-third of the number of allotted Shares may be used for restricted stock grants.

  In addition, the 1997 Plan imposes limits on the incentive compensation payable to any Eligible Individual in any calendar year. The 1997 Plan provides that, during the term of the 1997 Plan, (i) each of the Chief Executive Officer and President may not be granted Options and Awards (other than Performance Units denominated in dollars) aggregating more than 2,000,000 Shares per calendar year, and (ii) any other Eligible Individual may not be granted Options and Awards (other than Performance Units denominated in dollars) aggregating more than 500,000 Shares per calendar year. With respect to Performance Units denominated in dollars, the 1997 Plan provides that the maximum dollar amount that each of the Chief Executive Officer and the President may be awarded in any calendar year is $2 million; the maximum dollar amount that any other Eligible Individual may be awarded in a calendar year is $500,000.

  Upon granting an Option or Award, the 1997 Plan provides that its maximum number of Shares available to be issued, delivered or made subject to Options and Awards will be reduced by the number of Shares in respect of which the Option or Award is granted, or, in the case of Performance Units denominated in dollars, by the number of Shares such dollar amount could purchase at the Fair Market Value of a Share on the date the Performance Unit was granted. Shares covered by any unexercised portions of terminated Options, Shares forfeited by Eligible Individuals and Shares subject to any Option or Award that otherwise are surrendered by an Eligible Individual without receiving any payment or other benefit with respect thereto may again be subject to new Options or Awards. Shares subject to Options, or portions thereof, that have been surrendered in connection with the exercise of Stock Appreciation Rights and any Shares used to measure the amount payable to an Eligible Individual in respect to an earned Performance Unit are not again available for the grant of Options or Awards under the 1997 Plan. Shares issued in payment of Performance Units that are denominated in cash amounts are not again available for the grant of Options or Awards under the 1997 Plan.

  The Current Plan authorizes the issuance of 5,250,000 Shares of Common Stock in respect of option grants and, of such authorized amount, option grants of 1,874,967 were and remain outstanding. The remainder of the authorized Shares of Common Stock under the Current Plan (3,375,033) will be terminated upon shareholder approval of the 1997 Plan.

  1997 Plan Eligible Individuals. Any officer, other employee, or consultant of the Company and its Subsidiaries may be selected by the Committee to receive an Option or Award under the 1997 Plan. Approximately 34 officers and other employees are eligible to participate in the 1997 Plan. Non-Employee Directors are only eligible to receive automatic, non-discretionary, non-employee stock option Options and Awards. Following the Annual Meeting, four Non-Employee Directors will be eligible to participate in 1997 Plan.

STOCK OPTIONS

  The Committee will determine whether any option is a non-qualified or incentive stock option at the time of grant. The per share exercise price of an option granted under the 1997 Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per share under each incentive stock option must not be less than 100% of the fair market value of the Common Stock of the Corporation subject to the option at the date of grant (110% in the case of an incentive stock option granted to a "Ten Percent Shareholder" (as defined in the 1997
Plan)). Each option will be exercisable at such dates and in such instruments as determined by the Committee. Unless otherwise provided in the applicable option agreement, all outstanding options will become fully exercisable upon a "Change in Control" (as defined in the 1997 Plan). In addition, the Committee reserves the authority to accelerate the exercisability of any option. Each option terminates at the time determined by the Committee provided that the term of each option may not exceed ten years (five years in the case of any incentive stock options granted to a Ten Percent Shareholder).

  Unless otherwise determined by the Committee, options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order. Options may be exercised during the optionee's lifetime only by the grantee or his guardian or legal representative. In the discretion of the Committee, the purchase price for Shares may be paid (i) in cash, (ii) by transferring Shares to the Company, or (iii) by a combination of the foregoing. In addition, options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee.

  If the fair market value of the underlying Shares exceeds the exercise price of an option on the date of exercise, an optionee may request that the Committee authorize payment to the optionee of the difference between the fair market value of part or all of the Shares subject to the option and the exercise price of the option. The Committee, in its sole discretion, may grant or deny such a request. To the extent granted, the Committee will direct the Company to make the payment to the optionee in cash, Shares or in any combination thereof. An option will be deemed to be exercised and canceled to the extent that the Committee grants the request.

  Unless otherwise provided in an optionee's employment agreement or option agreement, if an optionee's employment is terminated, except in the case of termination by the Company for Cause (as defined in the 1997 Plan), options which were exercisable as of the date of the termination will remain exercisable until the earlier of (i) ninety days after the date of termination or (ii) the expiration of the stated term of the option. Upon termination of an optionee's employment by the Company for Cause, unless determined otherwise by the Committee, any unexercised options held by such optionee will terminate and expire concurrently with the optionee's termination of employment. Upon termination of an optionee's employment caused by his or her Disability (as defined in the 1997 Plan) or retirement on or after the optionee's Normal Retirement Date (as defined in the 1997 Plan), any unexercised options held by such optionee will expire one year after the date of termination subject to the expiration date of the option. Upon termination of an optionee's employment caused by his or her death, options which were exercisable as of the date of death will remain exercisable until the earlier of (i) one year after the date of the optionee's death or (ii) the expiration of the stated term of the option.

DIRECTOR OPTIONS

  The 1997 Plan also provides for the non-discretionary grant of options to each of its nonemployee directors ("Director Options") (i) with respect to 50,000 Shares to each non-employee director who becomes a member of the Board after September 16, 1997, upon election or appointment and (ii) with respect to 50,000 Shares annually on the first business day after the annual meeting of the stockholders of the Company in each year the 1997 Plan is in effect to all non-employee directors who are members of the Board at that time; provided, however, that a director shall not be entitled to receive an annual grant during the year in which such director is appointed or elected. Director Options are granted at a purchase price equal to the fair market value of Shares subject to such Director Options on the date of grant. Director Options vest with respect to 100% of the Shares subject to such Director Options on the third anniversary of the date of grant; provided that the director remains in service at that time. Director Options generally have ten-year terms, unless earlier terminated in accordance with the provisions of the 1997 Plan.

STOCK APPRECIATION RIGHTS ("SARS")

  The 1997 Plan permits the granting of SARs either in connection with the grant of an option (other than a Director Option) or as a freestanding right. A SAR permits a grantee to receive upon exercise of the SAR, cash and/or Shares, at the discretion of the Committee, in an amount equal in value to the excess, if any, of the then per share fair market value over the per share fair market value on the date the SAR was granted (or option exercise price in the case of a SAR granted in connection with an option). When a SAR is granted, however, the Committee may establish a limit on the maximum amount a grantee may receive on exercise. The Committee will decide at the time the SAR is granted the date or dates at which it will become vested and exercisable; however, in the event of a Change in Control (as defined in the 1997 Plan) of the Company all SARs become immediately and fully exercisable. Unless otherwise provided in a grantee's employment agreement or award agreement, the exercisability of SARs in the event of a grantee's termination of employment will be similar to the exercisability of options upon an optionee's termination of employment, described above.

DIVIDEND EQUIVALENT RIGHTS ("DERS")

  DERs may be granted in tandem with any Option or Award under the 1997 Plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related Option or Award. DERs may be settled in cash or Shares or a combination thereof, in a single payment or multiple installments.

RESTRICTED STOCK

  The Committee will determine the terms of each restricted stock Option or Award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the stock, and the time or times when the restrictions will lapse. In addition, at the time of grant, the Committee, in their discretion, may decide: (i) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (ii) whether any deferred dividends will be reinvested in additional Shares or held in cash, (iii) whether interest will be accrued on any dividends not reinvested in additional Shares and (iv) whether any stock dividends paid will be subject to the restrictions applicable to the restricted stock Option or Award. Unless otherwise provided at the time of grant, the restrictions on the restricted stock will lapse upon a Change in Control (as defined in the 1997 Plan).

PERFORMANCE UNITS AND PERFORMANCE SHARES

  Performance Units and Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon the Company's attainment within an established period of specified performance objectives to be determined by the Committee among the following: earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share or market penetration or any combination of the foregoing. The agreements evidencing the Option or Award of Performance Shares or Performance Units will set forth the terms and conditions thereof. Performance Units may be denominated in dollars or in Shares, and payments in respect of Performance Units will be made in cash, Shares, shares of restricted stock or any combination of the foregoing, as determined by the Committee. In the event of a Change in Control, unless otherwise determined by the Committee, all Performance Units will vest and all restrictions on Performance Shares will lapse.

CHANGE IN CONTROL PROVISIONS

  The 1997 Plan defines a Change of Control to include: (i) the acquisition by any Person (other than any member of the Nash family) of Beneficial Ownership of more than 20% of the outstanding Voting Securities of the Company; (ii) any election of persons to the Board of Directors that causes two-thirds of the Board to consist of persons other than persons who were members of the Board as of the date of the 1997 Plan (the "Incumbent Board") or persons whose election or nomination by the shareholders of the Company was approved by at least two-thirds of the Incumbent Board; (iii) approval of the shareholders of the Company of a merger, consolidation, or other reorganization involving the Company, unless (a) the shareholders of the Company immediately before such transaction constitute immediately after such transaction at least a majority of the shareholders of the Surviving Corporation resulting from such transaction, (b) the Incumbent Board constitute at least two-thirds of the members of the governing board of the Surviving Corporation, and (c) no Person has Beneficial Ownership of 20% or more of the Surviving Corporation's then outstanding voting securities or its common stock after any such transaction (except to the extent such Person had such Beneficial Ownership before any such transaction); (iv) a complete liquidation or dissolution of the Company; or (v) an agreement for the sale or other disposition of all or substantially all of the Company's assets.

  Unless otherwise provided in a grantee's employment agreement or award agreement, (i) if a grantee's employment is terminated during a Performance Cycle for any reason other than death, Disability or retirement on or after the grantee's Normal Retirement Date, following at least twelve months of participation in the Performance Cycle any Performance Units or Performance Shares granted with respect to that Performance Cycle shall be forfeited and
(ii) if a grantee's employment is terminated during a Performance Cycle as a result of his death, Disability or retirement on or after the grantee's Normal Retirement Date following at least twelve months of participation in the Performance Cycle, the grantee will be entitled to a pro-rata portion of the Award based on the months of participation in the Performance Cycle.

  Upon the occurrence of a Change of Control of the Company, and unless otherwise provided in the applicable Option or Award Agreement, the outstanding Options and SARs will become immediately and fully exercisable under the 1997 Plan. In addition, unless the Committee provides otherwise, the restrictions imposed on Restricted Shares lapse upon a Change of Control. Performance Units and Performance Shares are similarly treated.

AMENDENTS AND TERMINATION

  The 1997 Plan will terminate on the day preceding the tenth anniversary of the date of its adoption by the Board of Directors. The Board of Directors may at any time and from time to time amend or terminate the 1997 Plan; provided, however, that, to the extent necessary under applicable law, no such change will be effective without the requisite approval of the Corporation's shareholders. In addition, no such change may alter or adversely impair any rights or obligations under any Options and Awards previously granted, except with the written consent of the grantee.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is generally a summary of the principal United States federal income tax consequences under current federal income tax laws relating to Options and Awards under the 1997 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

 Stock Options

  An optionee will not recognize any taxable income upon the grant of a non-qualified option and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a non-qualified option, the excess of the fair market value of Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. If the Company complies with applicable withholding requirements, the Company will be entitled to a tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under
Section 162(m) of the Code (which is discussed below). The subsequent disposition of Shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss.

  Subject to the discussion below, an optionee will not recognize taxable income at the time of grant or exercise of an "incentive stock option" and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, the exercise of an "incentive stock option" may result in an alternative minimum tax liability for the optionee.

  Generally, if an optionee has held Shares acquired upon the exercise of an "incentive stock option" for at least one year after the date of exercise and for at least two years after the date of grant of the "incentive stock option," upon disposition of the Shares by the optionee, the difference, if any, between the sales price of the Shares and the exercise price will be treated as long-term capital gain or loss to the optionee. Generally, upon a sale or other disposition of Shares acquired upon the exercise of an "incentive stock option" within one year after the date of exercise or within two years after the date of grant of the "incentive stock option" (a "disqualifying disposition"), any excess of the fair market value of the Shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the optionee. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the Shares on the date of exercise will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction equal to amount of such ordinary income recognized by the holder.

  If an option is exercised through the use of Shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned Shares and thus no gain or loss will be recognized with respect to such Shares upon such exercise. However, if the option is an "incentive stock option," and the previously owned Shares were acquired on the exercise of an "incentive stock option" and the holding period requirement for those Shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned Shares resulting in the recognition of ordinary income in the amount described above.

  Special rules may apply in the case of an optionee who is subject to Section 16 of the 1934 Act.

 Stock Appreciation Rights

  The amount of any cash (or the fair market value of any Shares) received upon the exercise of a stock appreciation right under the 1997 Plan will be included in the grantee's ordinary income and, subject to satisfying applicable withholding requirements and the deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction of the same amount.

 Restricted Stock and Performance Shares

  A grantee generally will not recognize taxable income upon the grant of restricted stock or Performance Shares, and the recognition of any income will be postponed until such Shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock or Performance Shares at the time that such restrictions lapse and, subject to satisfying applicable withholding requirements and the deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction. A grantee may elect to be taxed at the time of the grant of restricted stock or Performance Shares and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock or Performance Shares at the time of grant determined without regard to any of the restrictions thereon over the amount paid, if any, by the grantee for such Shares.

 Performance Units

  Generally, a grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the Option or Award of Performance Units. At the time the grantee receives payment in respect of the Performance Units, the fair market value of Shares or the amount of any cash received in payment for such Options and Awards generally is taxable to the grantee as ordinary income and, subject to the Company deduction limitation under Section 162(m) of the Code, the Company will be entitled to a deduction of the same amount.

 Dividend Equivalents

  A grantee realizes ordinary income upon the receipt of dividend equivalents in an amount equal to any cash received.

 Section 162(m)

  Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does allow a deduction for qualified "performance-based compensation." The Company has structured and intends to implement the 1997 Plan (except with respect to stock options with an exercise price less than the fair market value of the underlying Shares on the date of grant, certain grants of restricted stock, and certain Change in Control payments) so that compensation resulting therefrom would generally be qualified "performance-based compensation." To allow the Company to qualify such compensation, the Company is seeking shareholder approval of the 1997 Plan. In addition, it is possible, but not intended at this date, that the Committee may wish to award non-deductible compensation in other circumstances as they deem appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

 Section 280G of the Code

  Under certain circumstances, the accelerated vesting or exercise of options or stock appreciation rights, or the accelerated lapse of restrictions with respect to other Options and Awards, in connection with a Change in Control (as defined in the 1997 Plan) of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Corporation may be denied a tax deduction.

NEW PLAN BENEFITS

  As described above, the selection of the Eligible Individuals who will receive Options and Awards under the 1997 Plan, upon approval of the Plan by shareholders, and the size and type of Options and Awards is generally to be determined by the Committee in its discretion. Other than Director Options, no Options and Awards have been made or granted under the 1997 Plan, nor are any such Options and Awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in 1997. The table below sets forth certain information about Director Options to be granted to non-employee directors on September 16, 1997, subject to shareholder approval.

                                       DIRECTOR
           DIRECTOR                    OPTIONS
           --------                    --------
           Arthur M. Berkowitz........  50,000
           Linda Carrick..............  50,000
           Lee Allen Hooker...........  50,000

VOTE REQUIRED

  Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the Shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                           APPROVAL OF THE 1997 PLAN

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information regarding ownership of the Common Stock of the Company as of June 30, 1997, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company, (iii) the Chief Executive Officer and President, and (iv) all executive officers, and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below.

                                       NUMBER OF SHARES(2) PERCENT OF CLASS
     NAME OF BENEFICIAL OWNER(1)       ------------------- ----------------
CRAIG E. NASH(3)                            2,260,014            11.3%
SCOTT O. NASH                               2,656,267            13.2%
CHRISTOPHER C. DEMETREE(4)                    965,575             4.8%
LEE A. HOOKER                                 126,478            0.63%*
ARTHUR M. BERKOWITZ(5)                        271,029            1.35%
LINDA CARRICK, PH.D.                          126,500            0.63%*
VINCENT J. CASELLA                            643,850            3.20%
HERBERT G. ALTMAN                             288,411            1.44%
ALL OFFICERS AND DIRECTORS AS A GROUP
 (8 PERSONS)                                7,148,647            35.6%
NORTH AMERICAN HOLDINGS                       800,050            3.99%
7800 E. UNION, DENVER, CO 82037
GIFFORD FUND, LTD.(6)                         263,963        SEE FOOTNOTE
CHARLOTTE HOUSE, CHARLOTTE STREET
 P.O. BOX N9204, NASSAU, BAHAMAS

--------
*   Less than 1%
(1) The address of each of the directors, and executive officers, is c/o Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, Nevada 89119.
(2) The amounts in this column include outstanding options and warrants to acquire shares that are currently exercisable or exercisable within 60 days of June 30, 1997, and shares issued under employment agreements, even though the shares may not yet have vested.
(3) Includes 400,000 shares owned by Craig Nash's wife. Mr. Nash disclaims beneficial ownership.
(4) Includes 22,384 shares owned by Christopher Demetree's wife. The Company has been advised that, on June 13, 1997, Christopher C. Demetree filed a
    Schedule 13D with the Securities and Exchange Commission on behalf of himself and certain family members ("Reporting Persons") reporting beneficial ownership of, in the aggregate, 1,753,915 shares of the Company's Common Stock. The Reporting Persons disclaimed in the Schedule that they acted as a "group" for purposes of acquiring, holding, voting or disposing of shares of the shares of Common Stock beneficially owned by each of the Reporting Persons.
(5) Includes shares held by a profit sharing plan and a family trust.
(6) The Gifford Fund presently holds $3 million in face value of Series E Preferred Stock. The Series E Preferred Stock provides for conversion into Common Stock based upon market prices. If converted, the Gifford Fund, Ltd., may become a holder of more than 5% of the Common Stock outstanding, depending upon the market price of the shares at time of conversion.

                       INFORMATION CONCERNING THE BOARD
                        AND CERTAIN COMMITTEES THEREOF

  The Board appointed an Audit Committee and a Compensation Committee on April 1, 1994, but it does not have a Nominating Committee. The functions of the Audit Committee include recommending to the Board the independent auditors; reviewing and approving the planned scope of the annual audit, proposed fee arrangements and the results of the annual audit; reviewing the adequacy of accounting and financial controls; reviewing the independence of the independent auditors; approving all assignments to be performed by the independent auditors; and instructing the independent auditors, as deemed appropriate, to undertake special assignments. The current members of the Audit Committee are Arthur M. Berkowitz and Dr. Linda Carrick. During 1996, five meetings of the Audit Committee were held.

  The current members of the Compensation Committee are Lee A. Hooker and Arthur M. Berkowitz. The functions of the Compensation Committee are to approve or recommend the approval to the Board of the compensation and the remuneration arrangements for directors and senior management. During 1996, two meetings of the Compensation Committee were held. Subject to shareholder approval of Proposal Four, the Compensation Committee, consisting of Lee A. Hooker and Arthur M. Berkowitz, will have responsibility for the administration and interpretation of the 1997 Plan and all related matters.

  The Board held a total of 6 meetings during the fiscal year ending December 31, 1996. Each Director attended more than 75% of the aggregate number of meetings of the Board and committee meetings.

                              EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

      NAME                     AGE                     POSITION
      ----                     --- -------------------------------------------------
      Craig E. Nash...........  43 Chairman of the Board and Chief Executive Officer
      Scott O. Nash...........  43 Vice Chairman of the Board and President
      Calvin T. Mathews.......  53 Chief Financial Officer

  For the biographies of Messrs. Nash and Nash see "Election of Directors."


  CALVIN T. MATHEWS has been Chief Financial Officer since April 1997. Mr. Mathews has over 25 years of experience in various areas of general and financial management in the investment management industry and money center and regional banks. Prior to joining the Company, he served as Director of Mergers and Acquisitions for FundMinder, Inc., a California-based investment management firm. Prior to joining FundMinder, Inc., he served as Chief Executive Officer of Schabacker Investment Management. In addition, Mr. Mathews served as President and Chief Financial Officer for Crown Laboratories from June 30, 1990 to September 30, 1993. A graduate of the University of Mississippi, he also holds a M.A. degree from Indiana University and an MBA received from the University of Chicago. Mr. Mathews also serves on the Board of Directors of Optelecom, Inc. (OTC:OPTG), a provider of optical communications and laser systems.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

  No executive officer of the Company earned or was awarded compensation in excess of $100,000 during 1996. The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended December 31, 1994, 1995, and 1996 awarded to or earned by the Chief Executive Officer for services in all capacities rendered to the Company and its subsidiaries.

                                                                          LONG-TERM
                                 ANNUAL COMPENSATION                 COMPENSATION AWARDS
                             ---------------------------------- ------------------------------
                                                  OTHERANNUAL   RESTRICTED      SECURITIES
NAME AND PRINCIPAL POSITION  YEAR SALARY        COMPENSATION(2) STOCK AWARD UNDERLYING OPTIONS
---------------------------  ---- -------       --------------- ----------- ------------------
Craig E. Nash...........     1996 $70,000            $  0          $  0            $  0
Chief Executive Officer.     1995 $78,771               0             0               0
                             1994 $51,329(1)(2)         0             0               0

--------
(1) Includes 1,665,545 shares granted under Mr. Craig Nash's employment agreement with a nominal fair market value on the date of the employment agreement. All Common Stock issued to Craig Nash were ascribed a nominal value by the Company and its investment adviser, given the inherent uncertainty as to the ability of the Company to raise capital and continue in existence as of the dates such shares were issued. Of the amount above, all shares are vested.
(2) The Company provided automobile allowances to certain of its employees, including certain persons who are executive officers of the Company, (including Mr. Nash), based upon the job requirements of each employee. No amounts with respect to the personal use of automobiles, if any, have been included in the above table. The Company has concluded that the aggregate amounts of such personal benefits, which cannot be specifically or precisely ascertained, did not in any event exceed, as to any executive officer, either the lesser of $50,000 or 10% of his cash compensation for the last fiscal year, and that the information set forth in the foregoing table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

  The following table gives certain information regarding options held on December 31, 1996.

                       AGGREGATE OPTION EXERCISES(1) AND
                         FISCAL YEAR-END OPTION VALUES

                            NUMBER OF SECURITIES
                           UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-THE
                              OPTIONS AT FY-END       MONEY OPTIONS AT FY-END
                          ------------------------- ----------------------------
   NAME OF INDIVIDUAL     EXERCISABLE UNEXERCISABLE EXERCISABLE(3) UNEXERCISABLE
   ------------------     ----------- ------------- -------------- -------------
Craig E. Nash(2).........   768,028        --         $  364,813        --
Chief Executive Officer

--------
(1) No options were exercised in 1996.
(2) The options granted under the 1992 Stock Option Plan can be amended by the Board and are exercisable at $1.275 per share through November 18, 2003.
(3) Based on the market price on December 31, 1996.

                                    * * * *

  The Company in January 1993 entered into a five-year employment agreement with Craig Nash, who receives a current base salary per annum of $70,000 increasing to $110,000 by year five. Mr. Nash has temporarily waived salary increases which would provide for current compensation of $100,000 base salary under the terms of his employment contract. The Company can terminate such employment for cause (as defined) on 90 days notice. If the individual is terminated by the Company during the term of the employment agreement, he will receive certain termination compensation of twenty-four months of base salary.

  Each employment agreement referred to above prohibits the individual from directly or indirectly competing with the Company for a period of three years after separation from the Company, and binds the individual to certain confidentiality agreements.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  In order for a shareholder proposal to be included in the Board's Proxy Statement for the next Annual Meeting of Shareholders, such proposal must be received at 6780 Caballo Street, Las Vegas, Nevada 89119, Attention: Corporate Secretary, no later than the close of business on April 21, 1998. Only proper proposals which comply with all applicable statutes and regulations, and are timely received, will be included in the Proxy Statement.

                             INDEPENDENT AUDITORS

  The Board has selected Arthur Andersen LLP as independent auditors for the Company for the current fiscal year. Arthur Andersen LLP has been the Company's auditor since 1993. Arthur Andersen LLP does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Arthur Andersen LLP. Representatives of Arthur Andersen LLP will not be present at the Annual Meeting.

                                 ANNUAL REPORT

  The Company's 1996 Annual Report on Form 10-KSB, 10-KSB/A1 and 10-KSB/A2 containing its financial statements for the fiscal year ended December 31, 1996, is enclosed with the Proxy Statement. Any shareholder who does not receive a copy of such Annual Report to shareholders may obtain a copy, including the financial statements thereto, but excluding exhibits, by writing to the Company addressed as follows: Attention: Corporate Secretary, Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, NV 89119.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board does not know of any other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                                       By Order of the Board of Directors

                                       Craig E. Nash
                                       Chairman of the Board

Las Vegas, Nevada August 22, 1997

                                  APPENDIX A

                                 PROPOSAL ONE

                          CLASSIFIED BOARD AMENDMENTS

  "ARTICLE NINE. The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or this Certificate of Incorporation directed or required to be exercised or done by the stockholders.

    SECTION 1. Number of Directors. The number of directors of the Corporation shall be fixed in the manner provided in the By-laws of the Corporation; provided however, that the number shall not be less than three
  (3) and not more than eleven (11).

    SECTION 2. Classes and Terms of Directors. The directors shall be divided as nearly equal in number as possible into three classes designated Class I, Class II and Class III, and no class shall include less than one director. The initial term of office for members of Class I shall expire at the annual meeting of stockholders in 1998; the initial term of office for members of Class II shall expire at the annual meeting of stockholders in 1999; and the initial term of office for members of Class III shall expire at the annual meeting of stockholders in 2000. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, and shall continue to hold office until their respective successors are elected and qualified. In the event of any increase in the number of directors fixed by the Board of Directors, the additional directors shall be so classified that all classes of directors have as nearly equal numbers of directors as may be possible. In the event of any decrease in the number of directors, all classes of directors shall be deemed equally as nearly as may be possible.

    SECTION 3. Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any class of Common Stock or Series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor has been elected and has qualified.

    SECTION 4. Removal of Directors. Subject to the rights of the holders of the Common Stock or any series of Preferred Stock then outstanding, the directors or any director may be removed from office at any time, but only for cause, at a meeting called for that purpose, and only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

    SECTION 5. Rights of Holders of Preferred Stock. Notwithstanding the foregoing provisions of this ARTICLE NINE, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by series, to elect directors at an annual or special meeting of the stockholders, the election, term of office, filing of vacancies and other features of such directorships shall be governed by the rights and preferences of such Preferred Stock as set forth in this Certificate of Incorporation or in the resolution or resolutions of the Board of Directors relating to the issuance of such Preferred Stock.

    SECTION 6. Written Ballot Not Required. Election of directors need not be by written ballot."

                                PROPOSAL THREE

        REMOVAL OF DESIGNATION OF SERIES A AND SERIES B PREFERRED STOCK

  "That the Certificate of Incorporation is hereby amended:

    A. by deleting Articles FIVE and SIX relating to the Corporation's Series A and Series B Preferred Stock in their entirety; and

    B. by redesignating Articles Seven, Eight, Nine, and Ten of the Corporation's Certificate of Incorporation as Articles Five, Six, Seven, and Eight, respectively."

                                  APPENDIX B

                                 PROPOSAL FOUR

              CROWN LABORATORIES, INC. 1997 STOCK INCENTIVE PLAN

1. Purpose.

  The purpose of this Plan is to strengthen Crown Laboratories, Inc., a Deleware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

2. Definitions.

  For purposes of the Plan:

  2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of a Change in Control.

  2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

  2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

  2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

  2.5 "Board" means the Board of Directors of the Company.

  2.6 "Cause" means:

    (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

    (b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses). No act or failure to act shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

  2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

  2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of any of the following events; provided, however, that the Committee, in its sole discretion, may specify a more restrictive definition of Change in Control in any Agreement and, in such event, the definition of Change in Control set forth in the Agreement shall apply to the Award granted under such
Agreement:

    (a) An acquisition (other than directly from the Company) of any Voting Securities of the Company by any Person (other than any member of the Nash Family), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of
   (i) twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities and (ii) a number of Voting Securities having combined voting power greater than the combined voting power of the Voting Securities then Beneficially Owned by members of the Nash Family; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

    (b) The individuals who, as of September 16, 1997 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c) The consummation of:

      (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

        (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

        (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

        (C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, or any Subsidiary, or
          (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

      (ii) A complete liquidation or dissolution of the Company; or

      (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

  2.9 "Code" means the Internal Revenue Code of 1986, as amended.

  2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

  2.11 "Company" means Crown Laboratories, Inc., a Delaware corporation.

  2.12 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Option or Award, which shall not be earlier than the date on which the Committee approves the granting of such Option or Award.

  2.13 "Director" means a director of the Company.

  2.14 "Director Option" means an Option granted pursuant to Section 6.

  2.15 "Disability" means:

    (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

    (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

  2.16 "Disability Date" means the date which is six months after the date on which an Optionee or Grantee is first absent from active employment with the Company by reason of a Disability.

  2.17 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

  2.18 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

  2.19 "Eligible Director" means a director of the Company who is not an employee of the Company or any subsidiary thereof.

  2.20 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

  2.21 "Employee Option" means an Option granted pursuant to Section 5.

  2.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.23 "Fair Market Value" on any date means the closing trading price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

  2.24 "Grantee" means a person to whom an Award has been granted under the Plan.

  2.25 "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

  2.26 "Nash Family" means (i) Craig E. Nash and Scott O. Nash (as defined in Rule 16a-1 promulgated under the Exchange Act) or either of them, (ii) a trust solely for the benefit of any of the individuals referred to in clause (i) above; (iii) the guardian, conservator, estate or other legal representative of any of the individuals referred to in clause (i) above; and (iv) any corporation, partnership, limited liability company or other entity all of the outstanding equity securities of which are owned, directly or indirectly, by the individuals or entities referred to in clause (i), (ii) or (iii) above.

  2.27 "Non-Employee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

  2.28 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

  2.29 "Normal Retirement Date" means the date on which an Eligible Individual terminates active employment with the Company on or after attainment of age 65, but does not include termination by the Company for Cause.

  2.30 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

  2.31 "Optionee" means a person to whom an Option has been granted under the Plan.

  2.32 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

  2.33 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

  2.34 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

  2.35 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

  2.36 "Performance Objectives" has the meaning set forth in Section 11.

  2.37 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

  2.38 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

  2.39 "Plan" means the Crown Laboratories, Inc. 1997 Stock Incentive Plan, as amended and restated from time to time.

  2.40 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

  2.41 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

  2.42 "Shares" means the common stock, par value $0.001 per share, of the Company.

  2.43 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

  2.44 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

  2.45 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

  2.46 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

  2.47 "Termination of Employment" means the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer of the Company.

  2.48 "Voting Securities" means the combined voting power of all outstanding voting securities entitled to vote generally in the election of the Board of Directors.

3. Administration.

  3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

  3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

    (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

    (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

    (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

    (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

    (e) to exercise its sole discretion with respect to the powers and rights granted to it as set forth in the Plan; and

    (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. Stock Subject to the Plan.

  4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 5,000,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan; and provided, further, that during the term of the Plan, (i) no Eligible Individual (other than each of the Chief Executive Officer and the President of the Company) may be granted Awards (other than Performance Units denominated in dollars) in the aggregate in respect of more than 500,000 Shares per calendar year, (ii) each of the Chief Executive Officer and the President of the Company may not be granted Awards (other than Performance Units denominated in dollars) in the aggregate in respect of more than 2,000,000 Shares per calendar year, (iii) no Eligible Individual (other than each of the Chief Executive Officer and the President of the Company) may be granted Performance Units denominated in dollars in respect of more than $500,000 per calendar year, (iv) each of the Chief Executive

Officer and the President of the Company may not be granted Performance Units denominated in dollars in respect of more than $2,000,000 per calendar year, and (v) the Aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options granted under the Plan become exerecisable for the first time by an Optionee during any calendar year shall not exceed the limitation provided for in Section 422(a) of the Code. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

  4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

    (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

    (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

  4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5. Option Grants for Eligible Individuals.

  5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

  5.2 Purchase Price. The purchase price (which may be greater than, less than or equal to the Fair Market Value on the Date of Grant) or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

  5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  5.4 Exercisability. Subject to Sections 5.5 and 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires.

  5.5 Termination. Except as provided in Section 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Employee Options upon a Termination of Employment:

    (a) Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, except in the case of Disability, retirement on or after the Optionee's Normal Retirement Date and death as provided in Sections 5.5(b) and 5.5(c) below, if an Optionee of an Employee Option has a Termination of Employment with the Company or a Subsidiary, any unexercised Employee Option held by such Optionee shall expire ninety (90) days after the Optionee has a Termination of Employment for any reason other than a termination for Cause, and such Employee Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the date of Termination of Employment; provided, however, that no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant. If the Optionee's Termination of Employment arises as a result of a termination for Cause, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee's Termination of Employment.

    (b) Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee becomes disabled within the meaning of Section
   2.15 hereof or retires on or after the Optionee's Normal Retirement Date, any unexercised Employee Option held by such disabled or retired Optionee shall expire one (1) year after the Disability Date or date of Termination of Employment by reason of retirement, as the case may be, and such Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Employee Option or a portion thereof was exercisable on the Disability Date or the date of Termination of Employment by reason of retirement, as the case may be; provided, however, no Employee Option may be exercised after the expiration date specified for the particular Employee Option in the Employee Option grant.

    (c) Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee dies while still employed by the Company, the Options which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised at any time after the Optionee's death by the Optionee's Beneficiary; provided, however, that no Option may be exercised after the earlier of: (i) one (1) year after the Optionee's death or (ii) the expiration date specified for the particular Option in the Option Agreement. If an Optionee dies after his or her Termination of Employment, then the Options which the Optionee was entitled to exercise on the date of the Optionee's death may be exercised by his or her Beneficiary within the period specified in Sections 5.5(a) or 5.5(b), as the case may be.

    (d) Subject to Section 5.3, upon an Optionee's Termination of Employment following a Change in Control, each Option held by the Optionee that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the Termination of Employment or (B) the expiration of the stated term of the Option.

6. Option Grants for Non-Employee Directors.

  6.1 Grant. Director Options shall be granted (i) to Non-Employee Directors who becomes a member of the Board after September 16, 1997 upon election or appointment and (ii) to all Non-Employee Directors who are members of the Board as follows:

    (a) Initial Grant. Each Non-Employee Director who becomes a Director after September 16, 1997 shall, upon becoming a Director, be granted a Director Option in respect of 50,000 Shares.

    (b) Annual Grant. Each Non-Employee Director shall be granted a Director Option in respect of 50,000 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Non-Employee Director is a Director on such date; provided, however, that a Director shall not be entitled to receive an annual grant pursuant to this Section 6.1(b) for the calendar year in which such Director is first elected or appointed to the Board.

  All Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

  6.2 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Director Option is granted.

  6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the third anniversary of the date of grant; provided, however, that the Optionee continues to serve as a Director as of such date. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Director Option which remains unvested.

  6.4 Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the date of grant, unless terminated earlier as follows:

    (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

    (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

    (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

    (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this
   Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

    (e) In the event an Optionee's service as a Director of the Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's service as a Director or (B) the expiration of the stated term of the Option.

7. Terms and Conditions Applicable to All Options.

  7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

  7.2 Method of Exercise.

    (a) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

    (b) If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.2(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof; provided, however, that payment in Shares shall be made based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.2(b).

  7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

  7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the

Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

8. Stock Appreciation Rights.

  The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this
Section 8, be subject to the same terms and conditions as the related Option.

  8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

  8.2 Stock Appreciation Right Related to an Option.

  (a) Exercise. Subject to Section 8.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

  (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

  (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

  8.3 Stock Appreciation Right Unrelated to an Option.

  (a) The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.

  (b) Termination. Except as provided in Section 8.7 and subject to Section 8.3(a), and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, upon a Grantee's Termination of Employment, a Stock Appreciation Right shall be exercisable by the Grantee to the same extent that an Employee Option would be exercisable by an Optionee upon the Optionee's Termination of Employment under the provisions of Sections 5.5(a) through (d); provided, however, no Stock Appreciation Right may be exercised after the expiration date specified for the particular Stock Appreciation Right in the applicable Agreement.

  (c) Amount Payable. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

  8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

  8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3(c) may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

  8.6 Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

  8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over
(B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company is terminated by the Company following a Change in Control each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

9. Dividend Equivalent Rights.

  Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. With respect to Dividend Equivalent Rights granted in tandem with an Option, the Agreement may provide that the Optionee may elect to have amounts payable in respect of such

Dividend Equivalent Rights applied against the exercise price of such Option. To the extent necessary for any Dividend Equivalent Right intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon the attainment of specified Performance Objectives within the Performance Cycle, as provided for in Section 11, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Sections 11 and 16(b).

10. Restricted Stock.

  10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

  10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

  10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

  10.4 Lapse of Restrictions.

  (a) Generally. Subject to Section 10.4(b), restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

  (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

  10.5 Terms of Restricted Stock.

  (a) Forfeiture of Restricted Stock. Subject to Sections 10.4(b) and 10.5(b), all Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shall terminate unless the Grantee continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award. Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

  (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this
Section 10 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Grantee or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Stock) as the Committee shall deem appropriate, provided that the Grantee shall at that time have completed at least one (1) year of employment after the Date of Grant.

  10.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

  10.7 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

  10.8 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11. Performance Awards.

  11.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price,
(iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain, substantially uncertain.

  (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

  11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in
Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify either a fixed number of Performance Units to which it relates or a formula by which the number of Performance Units may be determined, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

  (a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

  (b) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to
Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment.

  11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

    (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

    (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

    (c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

    (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

    (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

  11.4 Effect of Change in Control. In the event of a Change in Control:

    (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

    (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

    (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

  11.5 Termination. Except as provided in Section 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Performance Awards upon a Termination of Employment:

    (a) Termination of Employment. Except as provided in Sections 11.5(b) and
   (d), in the case of a Grantee's Termination of Employment prior to the end of a Performance Cycle, the Grantee will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

    (b) Disability, Retirement or Death. Unless otherwise provided by the Committee, in its sole discretion, in the Agreement, if a Grantee's Disability Date or Termination of Employment by reason of retirement on or after the Grantee's Normal Retirement Date or death occurs following at least twelve months of participation in any Performance Cycle, but prior to the end of a Performance Cycle, the Grantee or such Grantee's Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Performance Award as determined under Subsection (c).

    (c) Pro-Rata Payment.

      (i) Performance Units. With respect to Performance Units, the amount of any payment made to a Grantee (or Beneficiary) under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. Any such payment shall be made as soon as practicable after the end of the respective Performance Cycle, and shall relate to attainment of Performance Objectives over the entire Performance Cycle.

      (ii) Performance Shares. With respect to Performance Shares, the amount of Performance Shares held by a Grantee (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in
       Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 11.5(c)(ii) as soon as practicable after the end of the respective Performance Cycle, and such determination shall relate to attainment of Performance Objectives over the entire Performance Cycle. At that time, all Performance Shares relating to that Performance Cycle with respect to which restrictions shall not lapse shall be forfeited.

    (d) Other Events. Notwithstanding anything to the contrary in this Section 11, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Grantee who has terminated employment prior to the end of a Performance Cycle under certain circumstances (including, without limitation, a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions that the Grantee shall have completed, at his or her Termination of Employment, at least one year of employment after the Date of Grant.

  11.6 Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

12. Employment Agreement Governs Termination of Employment. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee, to the extent that such employment agreement provides for terms and conditions that differ from the terms and conditions provided for in the applicable Agreement or the Plan; provided, however, that to the extent necessary for an Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms of the applicable Agreement or the Plan shall govern the Option or Award; and, provided further, that the Committee shall have reviewed and, in its sole discretion, approved the employment agreement.

13. Adjustment Upon Changes in Capitalization.

  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under
Section 6 and (v) the Performance Objectives.

  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14. Effect of Certain Transactions.

  Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

15. Limitation on Transfer.

  Subject to any limitations on transferability specifically provided for elsewhere in the Plan, the rights and interest of an Optionee or Grantee in any Option or Award may not be assigned or transferred other than by will or the laws of descent and distribution or, in the Committee's sole discretion, pursuant to a domestic relations order (within the meaning of Exchange Act Rule 16a-12). During the lifetime of an Optionee or Grantee, and except as the preceding sentence provides, only the Optionee or Grantee personally may exercise rights under the Plan. Except as otherwise specifically provided in the Plan, the Beneficiary of an Optionee or Grantee may exercise the rights of the Optionee or Grantee only to the extent they were exercisable under the Plan at the date of the death of the Optionee or Grantee and are otherwise currently exercisable.

16. Interpretation.

  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

    (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

    (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
   Section 162(m)(4)(C) of the Code (except that, in the event of a Change in Control, payment of Performance Awards to a Grantee who remains a "covered employee" with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

17. Pooling Transactions.

  Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

18. Effective Date; Termination and Amendment of the Plan.

  The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

    (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

    (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

19. Non-Exclusivity of the Plan.

  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

20. Limitation of Liability.

  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

    (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

    (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

21. Regulations and Other Approvals; Governing Law.

  21.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

  21.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  21.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

  21.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

  21.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

22. Miscellaneous.

  22.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

  22.2 Withholding of Taxes.

  (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

  (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                           CROWN LABORATORIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF THE SHAREHOLDERS ON SEPTEMBER 16, 1997

  The undersigned hereby appoints Craig E. Nash and Scott O. Nash, or either of them with full power of substitution to each of them, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Crown Laboratories, Inc., to be held at 10:00 a.m., local time, September 16, 1997, at Monte Carlo Resort & Casino, 3770 Las Vegas Blvd. South, Las Vegas, Nevada 89109, and at any adjournment thereof and to vote all shares of stock which the undersigned may be entitled to vote at such meeting in the following manner:

1. To approve Proposal One to amend the Certificate of Incorporation to
   adopt a classified Board of Directors.           [_]

2.  For all nominees listed below except as set forth to the contrary
    below.    [_]

    [_] Withholding authority to vote for all nominees as set forth below.

            Class I. Directors: Dr. Linda Carrick and Lee A. Hooker
        Class II. Directors: Herbert G. Altman and Arthur M. Berkowitz
Class III. Directors: Christopher C. Demetree, Craig E. Nash and Scott O. Nash

   Instruction: To withhold authority for any individual nominee, write the nominee's name:

     ---------------------------------------------------------------

3. To approve Proposal Three to amend the Certificate of Incorporation to eliminate the designations of Series A and Series B Preferred Stock. [_]

4. To approve Proposal Four to adopt the Crown Laboratories, Inc. 1997 Incentive Plan. [_]

5. To vote with discretionary authority upon any other business which may properly come before the meeting or any adjournment thereof. [_]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS.

  The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated August 22, 1997.

Date _________________________, 1997.
-------------------------------------     -------------------------------------
      Signature of Shareholder                  Signature of Shareholder

  This proxy should be signed exactly as your name appears hereon. Joint owners should both sign. If signed by executors, administrators, trustees and other persons signing in representative capacity, they should give full titles. Please complete, date, and sign this proxy and return it in the enclosed envelope.